                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 15, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                                FINDEX.COM, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                                                   88-0379462
(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                    Identification No.)

(Commission File Number)

                               11640 Arbor Street
                                    Suite 201
                              Omaha, Nebraska 68144
               (Address of principal executive offices (zip code))
                                 (402) 333-1900
              (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS PRO FORMA INFORMATION AND EXHIBITS

By current report on Form-K dated March 15, 2000, Registrant became a reporting company under the Securities Exchange Act of 1934 pursuant to Rule 13g-3(a) thereof. Registrant files herewith the following audited financial statements which wre not filed with Form 8-K dated March 15, 2000:

                                 EXHIBIT INDEX

27.0     Financial Data Schedule

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINDEX.COM, INC.

By:      /s/Joseph V. Szczepaniak
         ------------------------------
         Joseph V. Szczepaniak
         President

May 18, 2000

                                FINDEX.COM, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999

                                C O N T E N T S


Independent Auditors' Report ...........................................................       3

Consolidated Balance Sheets ............................................................       4

Consolidated Statements of Operations ..................................................       5

Consolidated Statements of Stockholders' Equity ........................................       6

Consolidated Statements of Cash Flows ..................................................       7

Notes to the Consolidated Financial Statements .........................................       8



                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of FindEx.com, Inc.

We have audited the accompanying consolidated balance sheet of FindEx.com, Inc. as of December 31, 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FindEx.com, Inc. as of December 31, 1999 and the results of its operations and cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.




/s/ Crouch, Bierwolf & Chisholm

Salt Lake City, Utah
May 5, 2000

                                FINDEX.COM, INC.
                          Consolidated Balance Sheets



                                                                                  December 31,
                                                                                     1999
                                                                                 ----------
                                     ASSETS
Current assets
   Cash and Cash Equivalents                                                     $  147,272
   Accounts Receivable (net of allowance of $11,000)                                942,568
   Inventory                                                                        545,348
   Prepaid Expenses                                                                  13,603
                                                                                 ----------
Total Current Assets                                                              1,648,791
                                                                                 ----------
Property and Equipment (Note 2)                                                      97,973
                                                                                 ----------

Other Assets
   Deposits                                                                           9,108
   Licenses (Note 4)                                                              4,858,695
                                                                                 ----------
Total Other Assets                                                                4,867,803
                                                                                 ----------
      Total Assets                                                               $6,614,567
                                                                                 ==========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts Payable                                                              $1,153,561
   Accrued Royalties                                                                754,825
   Accrued Income Taxes                                                             770,000
   Accrued Technical Support                                                        235,300
   Accrued Expenses                                                                 253,011
   License FeePayable (Note 4)                                                      744,360
                                                                                 ----------
Total current Liabilities                                                         3,911,057
Long Term Liabilities
   Notes Payable (Note 3)                                                           200,000
                                                                                 ----------
Total Liabilities                                                                 4,111,057
                                                                                 ----------
Stockholders' Equity
   Preferred Stock, Series A, 5,000,000 shares of $.001 par
   value, 20,000 shares, issued and outstanding                                          20
   Preferred Stock, Series B, 5,000,000 shares of $.001 par
   value, 67,500 shares, issued and outstanding                                          68
   Common Stock, authorized 50,000,000 shares of
    $.001 par value, issued and outstanding 9,072,312 shares                          9,072
   Paid in Capital                                                                2,248,618
   Retained Earnings                                                                245,732
                                                                                 ----------
       Total Stockholders' Equity                                                 2,503,510
                                                                                 ----------
Total Liabilities and Stockholders' Equity                                       $6,614,567
                                                                                 ==========



    The accompanying notes are an integral part of these financial statements

                                FINDEX.COM, INC.
                      Consolidated Statements of Operations


                                                           For the
                                                          Years Ended
                                                         December 31,
                                                 -----------------------------
                                                      1999              1998
                                                 -----------       -----------
Gross Revenue (Net of Reserves)                  $ 6,513,408       $        --

Cost of Sales                                      1,800,021                --
                                                 -----------       -----------

Gross Profit                                       4,713,387                --
                                                 -----------       -----------

Expenses:

   Sales                                             918,648                --
   General & Administrative                        1,682,462                --
                                                 -----------       -----------

          Total Expenses                           2,601,110                --
                                                 -----------       -----------

Earnings before Interest, Taxes,
     Depreciation and Amortization (EBITDA)        2,112,277                --

Other Income (Expenses)
   Interest Expense                                   (4,024)               --
   Interest Income                                     4,405                --
   Loss on abandonment of Property                        --           (38,803)
   Depreciation and Amortization                    (285,306)          (15,521)
                                                 -----------       -----------
Net Income (Loss)
    Before income taxes                            1,827,352           (54,324)
    Income Taxes                                     770,000                --
                                                 -----------       -----------

Net Income (Loss)                                $ 1,057,352       $   (54,324)
                                                 ===========       ===========

Net Earnings (Loss) Per Share
    Primary                                      $       .14       $      (.01)
                                                 ===========       ===========
    Fully Diluted                                $       .12       $      (.01)
                                                 -----------       -----------

Weighted average shares outstanding                7,767,416         5,157,625
                                                 ===========       ===========



    The accompanying notes are an integral part of these financial statements

                                FINDEX.COM, INC.
                 Consolidated Statements of Stockholders' Equity


                                                    Preferred Stock               Common Stock                          Retained
                                            ----------------------------  ----------------------------     Paid in      Earnings
                                             Series A          Series B      Shares           Amount       Capital      (Deficit)
                                            -----------      -----------  -----------      -----------   -----------  -----------
Balance at December 31, 1997                $        --      $        --    5,157,625      $     5,157   $   722,620  $  (757,296)

Net loss December 31, 1998                           --               --           --               --            --      (54,324)
                                            -----------      -----------  -----------      -----------   -----------  -----------
Balance, December 31, 1998                           --               --    5,157,625            5,157       722,620     (811,620)

April 30 Reverse merger & reorganization
   adjustment for minority stockholders
   of EJH                                            --               --    3,914,687            3,915        (3,915)          --

Preferred series A shares issued for cash            20               --           --               --       199,980           --

Preferred series B shares issued for cash            --               68           --               --     1,349,933           --

Offering Cost                                        --               --           --               --       (20,000)          --

Net Income December 31, 1999                         --               --           --               --            --    1,057,352
                                            -----------      -----------  -----------      -----------   -----------  -----------
Balance, December 31, 1999                  $        20      $        68    9,072,312      $     9,072   $ 2,248,618  $   245,732
                                            ===========      ===========  ===========      ===========   ===========  ===========



    The accompanying notes are an integral part of these financial statements

                                FINDEX.COM, INC.
                      Consolidated Statement of Cash Flows

                                                                       For the
                                                                     Years Ended
                                                                     December 31,
                                                            -----------------------------
                                                                 1999              1998
                                                            -----------       -----------
Cash Flows form Operating Activities:
     Net Income (loss)                                      $ 1,057,352       $   (54,324)
     Adjustments to reconcile
       net income (loss) to net cash
       provided by operations
         Depreciation & Amortization                            285,306            15,521
         Bad Debt expense                                        11,000                --
          Loss on Disposal of assets                                 --            38,803
          Change in assets and liabilities:
         Accounts receivable                                   (952,070)               --
         Inventory                                             (545,469)               --
         Accounts Payable and accrued expenses                3,073,017                --
         Prepaid expenses                                       (13,603)               --
                                                            -----------       -----------

Net Cash Flows provided (used) in Operating Activities        2,915,533                --
                                                            -----------       -----------

Cash Flows from Investing Activities:
       Cash paid for property and equipment                    (106,400)               --
       Cash paid for deposits                                      (859)               --
       Cash paid for a Licence agreement                     (4,391,214)               --
                                                            -----------       -----------

Net Cash Used for Investing Activities                       (4,498,473)               --
                                                            -----------       -----------

Cash Flows from Financing Activities:
      Cash from Preferred Stock                               1,550,000                --
      Cash received from debt financing                         200,000                --
      Offering Costs                                            (20,000)               --
                                                            -----------       -----------

Net Cash Flows Provided by Financing Activities               1,730,000                --
                                                            -----------       -----------

Net increase  in cash                                           147,060                --

Cash and Cash Equivalents, beginning of period                      212               212
                                                            -----------       -----------

Cash and Cash Equivalents, end of period                    $   147,272       $       212
                                                            ===========       ===========

Supplemental Cash Flow Information
   Cash Paid for:
     Interest                                               $     4,024       $        --
     Taxes                                                  $        --       $        --




    The accompanying notes are an integral part of these financial statements

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999


NOTE 1 - Summary of Significant Accounting Policies

     a.   Organization

     FindEx.com, Inc ("the Company") was incorporated under the laws of the State of Delaware on December 26,1995 as FinSource, Ltd. In April 1999 the company merged with FINdex Acquisition Corporation, (FAC) a Delaware corporation in a stock for stock transaction. Then on April 30, 1999 the Company was acquired by EJH Entertainment, Inc.(EJH) a Nevada corporation in a stock for stock transaction and the name of the Company was changed to FindEx.com, Inc. Both the merger with FAC and the acquisition by EJH were treated as reorganization mergers with the Company and the accounting history is that of FinSource (the accounting acquirer).

     The Company is a retail, wholesale and internet supplier of software products to business and religious organizations and individuals. In July of 1999 the Company completed an exclusive license agreement with Mattel Corporation for the Parsons Church Division of Mattel. In so doing, FindEx.com obtained the exclusive right to market, sell and continue to develop several bible study software products. The Company develops and publishes church and bible study software products designed to simplify biblical research, and streamline church office tasks.

     b.   Accounting Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.   Earnings (Loss) Per Share

     The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. The following data shows the amounts used in computing earnings per share and the effect on income and the average number of shares of dilutive potential common stock:

          Net Income                                   $1,057,352
           Less preferred dividends                            --
                                                       ----------
          Income available to common
           Shareholder                                 $1,057,352
                                                       ----------
          Weighted average shares used in
            Basic EPS                                   7,767,416
          Effects of dilutive securities:
             Stock Options                                588,000
             Convertible preferred stock-A                200,000
             Convertible preferred stock-B                 67,500
                                                       ----------
          Weighted average number of common
             Shares and dilutive potential common
             Stock used in diluted EPS                  8,622,916
                                                       ==========


     d.   Cash and Cash Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

     NOTE 1 - Summary of Significant Accounting Policies (continued)

     e.  Provision for Income Taxes

     At December 31, 1998 the Company had net operating loss carryforwards totaling approximately $800,000 that may be offset against future taxable income through 2013. No tax benefit has been reported in the 1999 financial statements since the loss carryforwards are limited to use due to the acquisition with EJH.

                                                  December 31,
                                                      1999
                                                  ------------
          Current provision for income taxes:
          Federal                                  $625,000
          State                                     145,000
          Deferred                                       --
                                                   --------
          Total provision for income taxes         $770,000
                                                   ========

     f.   Property and Equipment

     Expenditures for property and equipment and for renewals and betterments, which extend the originally estimated economic life of assets or convert the assets to a new use, are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. When items are disposed of, the cost and accumulated depreciation are eliminated from the accounts, and any gain or loss is included in the results of operations.

     g.   Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements, assets, liabilities, revenues and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

     h.   Revenue Recognition

     The Company recognizes income and expense on the accrual basis of accounting. The Company generates revenues from the sale of software technology. This product is sold separately without future performance such as upgrades or maintenance, and is sold with PCS services, therefore according to SOP 97-2 revenue is recorded upon the sale and delivery of or access to the product once an agreement exists, the price is fixed and collectability is probable.

     Gross sales for the year ended December 31,1999 was $6,802,330 and returns and discounts totaled $288,922, for net sales of $6,513,408.

     Trade receivables are due upon the terms of the invoice. An allowance has been made from potentially uncollectable accounts in the amounts of $11,000 for the period ended December 31, 1999.

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999


     NOTE 1 - Summary of Significant Accounting Policies (continued)

     i.   Depreciation

     The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the period ended December 31, 1999 and 1998 is $ 8,427 and $15,521 respectively.

     j.   Major Customers/Suppliers

     During 1999 the Company had major customers that individually accounted for 10% of more of the annual sales. During 1999, two customers generated sales in the amount of 69% of total sales as follows:

                               Customer                           %
                               --------                        ------
                                 A                               44
                                 B                               25

     During 1999, three vendors provided purchases individually of 10% or more of the total purchases as follows:

                               Vendor                             %
                               ------                          ------
                                 A                               47
                                 B                               14
                                 C                               12

     k.   Impairment of Long Lived Assets

     Fixed assets are evaluated annually by management and if impaired are written down to the fair market value

     l.   Inventory

     Inventory consists of various software products, including disks, CDs, manuals and packaging. Inventory is recorded at the lower of cost or market, using the FIFO method.

NOTE 2 - Property and Equipment

     Property and Equipment consists of the following at December 31, 1999.

                                             December 31,
                                                1999
                                             ---------
          Computer Equipment                 $  40,107
          Furniture and Fixtures                51,461
          Software                              14,833
                                             ---------
              Total                          $ 106,400
          Less Accumulated Depreciation         (8,427)
                                             ---------
                                             $  97,973
                                             =========

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999


NOTE 3 - Long Term Liabilities

     Long term liabilities are detailed in the following schedule as of December 31, 1999:

     Note payable to a corporation bears
     interest at 9%, due in 2 years, unsecured.         $200,000
                                                        ========


     Future minimum principal payments are as follows at December 31, 1999:

              Year 2000                          $      0
              Year 2001                           200,000
                                                 --------
                Total                            $200,000
                                                 ========

NOTE 4 - Software License Agreement

In July 1999, the Company completed an exclusive license agreement with Mattel
(MAT) Corporation for the Parsons Church Division of Mattel. In so doing, FindEx.com obtained the exclusive right to market, sell, and continue to develop several top-selling Bible study software products including the Zondervan NIV Bible and QuickVerse. The agreement calls for a non-refundable license fee in the amount of $5,000,000, payable in installments of: (1)$1,000,000 upon execution of the agreement, (2)$500,000 on August 1, 1999, (3)$500,000 on September 7, 1999, (4)$1,500,000 on December 7, 1999, (5)$1,000,000 on March 7,
2000, and (6)$500,000 on June 7, 2000. The agreement carries a ten year term from the date of execution and also includes a five year non-compete provision.

Note   5 - Stock-based Compensation

The Stock Incentive Plan (the "Plan") authorizes the issuance of various forms of stock-based awards including incentive and nonqualified stock options, stock appreciation rights attached to stock options, and restricted stock awards to directors, officers and other key employees of the Company. Stock options are granted at an exercise price as determined by the Board at the time the Option is granted and shall not be less than the par value of such shares of common stock. Stock options vest quarterly over three years and have a term of ten years. At December 31, 1999, 8,412,000 shares were available for future issuance under the Plan.

Activity under the Company's stock option plan is summarized as follows:

                                                                    Outstanding Options
                                                                --------------------------
                                                                                Weighted
                                                    Shares                       Average
                                                  Available        Number       Exercise
                                                  for Grant      of Shares        Price
                                                -------------   ------------   -----------
 Balance at December 31, 1998                           --             --             --
 Shares authorized for issuance                  9,000,000             --             --
 Options granted                                  (588,000)       588,000       $   10.47
                                                -------------   ------------
 Balance at December 31, 1999                    8,412,000        588,000       $   10.47
                                                =============   ============


                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

Note   5 - Stock-based Compensation (continued)

The weighted average estimated fair value of the Company's employee stock options granted at grant date market prices during the year ended December 31, 1999, was $10.47. The fair value of each option is estimated on the date of grant using the closing stock price.

The Company applies APB Opinion No. 25 and related interpretations in accounting for its stock options. Accordingly, no compensation cost has been recognized for outstanding stock options. Had compensation cost for the Company's outstanding stock options been determined based on the fair value at the grant dates for those options consistent with SFAS No. 123, the Company's net earnings and primary and diluted earnings per share would have differed as reflected by the pro forma amounts indicated below:


Net earnings (loss):
  As reported                                  $ 1,057,352
  Pro forma                                        477,674


 Primary earnings (loss) per share:
  As reported                                  $      0.14
  Pro forma                                           0.06

 Fully diluted earnings (loss) per share:
  As reported                                  $      0.12
  Pro forma                                           0.05

The following table summarizes information about stock options outstanding at December 31, 1999:


                                                              Weighted-
                                                              Average            Weighted-
                                          Number             Remaining            Average
                                      Outstanding at      Contractual Life       Exercise
Range of Exercise Prices                 12-31-99             (Years)              Price
------------------------------       -----------------  --------------------   -------------
 $6.00 to $8.00                              60,000                9.6           $    6.39
 $8.01 to $10.00                             18,000                9.8           $    9.19
 $10.01 to $12.00                           510,000                9.6           $   11.00



NOTE 6 - Reverse Merger/Stock Split

              Effective April 30, 1999, EJH Entertainment, Inc. (EJH) (a public Company) entered into an agreement and Plan of Reorganization with FindEx.com, Inc., (FindEx) (a private company). The agreement provides for the merger of EJH into FindEx to be treated as a reverse merger, thus making FindEx the accounting survivor. Pursuant to the agreement EJH issued 5,157,625 shares of common stock to the shareholders of FindEx for all shares of their Company. Because the historical financial information in these financial statements prior to the reverse merger (April 30, 1999) is that of the accounting acquirer (FindEx), a reorganization adjustment has been shown on the book at April 30, recording the shares held by the minority shareholders of EJH. The 5,157,625 shares issued to the shareholders of FindEx have been shown retroactively to the beginning of 1998, as though a stock split had occurred. The management of EJH resigned and the management and board of FindEx filled the vacancy. This business combination was accounted for using the purchase method. EJH had no assets or liabilities and was an inactive public company.

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE 7 - Commitments and Contingencies

              The Company leases office space and warehouse facilities under operating leases with third-parties with terms extending through 2002. The Company in general is responsible for all taxes, insurance and utility expenses associated with these leases. Lease renewal options are present for a period of one year. At December 31, 1999, the future minimum rental payments required under these leases are as follows:

                  2000                      $    124,408
                  2001                           113,724
                  2002                            73,311
                                            ------------
                  Total                     $    311,443
                                            ============

NOTE 8 - Fair Value of Financial Instruments

              Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such instruments.

NOTE 9 - Stockholders' Equity

         During 1999, the Company issued common pursuant to the merger with FindEx Acquisition Corporation and EJH Entertainment, Inc. 5,157,625 shares were issued in these two reorganizations.

         In April 1999, the Company issued Preferred Series A stock for cash of $200,000.

         The Company also issued Preferred Series B shares for $1,350,000. The description of these securities follows:

         CONVERTIBLE PREFERRED STOCK (SERIES A)

                  The rights, preferences and privileges of the preferred shareholders are as follows:

         DIVIDENDS
         Holders of Series A Preferred Stock (the Preferred Stock) are entitled to receive common stock dividends of $.50 per share per annum, in preference to any payment of cash dividends declared or paid on shares of common stock. Dividends on Preferred Stock are fully cumulative and are payable as determined by the Board of Directors. As of December 31, 1999, no dividends have been declared.

         LIQUIDATION
         Holders of Preferred Stock are entitled to liquidation preferences over common shareholders to the extent of $10.0 per share of Preferred Stock, plus all declared but unpaid dividends. If funds are insufficient to make a complete distribution to the preferred shareholders, such shareholders will share in the distribution of the Company assets on a pro rata basis in proportion to the aggregate preferential amounts owed each shareholder. After payment has been made to the preferred shareholders, any remaining assets and funds are to be distributed equally among the holders of the Common Stock based upon the number shares of the Common Stock held by each.

         CONVERSION
         Each share of Convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption or conversion of such shares as herein provided, into fully paid and nonassessable shares of common stock and such other securities and property as hereinafter provided, initially at the rate of 10 shares of common stock for each full share of convertible Preferred Stock..

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE 9 - Stockholders' Equity (continued)

         REDEMPTION
         At the election of the Board of Directors, the Company may redeem all or part of the shares of the Preferred Stock (pro rata based upon the total number of shares of the Preferred Stock held by each holder) by paying in cash a sum per share equal to $10.0 plus accrued and unpaid dividends per annum.

         VOTING RIGHTS
                  The holder of each share of Preferred Stock is not entitled to vote except as required by law.

         CONVERTIBLE PREFERRED STOCK (SERIES B)

                  The rights, preferences and privileges of the preferred shareholders are as follows:

         DIVIDENDS
         The holders are entitled to receive cash dividends at the rate of $1.60 per annum per share, and no more, which shall be fully cumulative, shall accrue without interest from the date of first issuance and shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year commencing September 15, 1999, to holders of record as they appear on the stock books of the corporation on such record dates, not more than 60 nor less than 10 days preceding the payment dates for such dividends, as are fixed by the Board of Directors.

         LIQUIDATION
         The holders are entitled to a liquidation preference of an amount equal to the dividends accrued and unpaid, whether or not declared, without interest, and a sum equal to $20.00 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Convertible Preferred Stock.

         CONVERSION
         Each share of convertible Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption of such share as herein provided, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of one (1) share of Common Stock for each full share of Convertible Preferred Stock..

         REDEMPTION
         Subject to restrictions, shares of this Series shall be redeemable at the option of the Corporation at any time at the redemption price of $20.00 per share plus, in each case, an amount equal to the dividends accrued and unpaid thereon to the redemption date. The Corporation may not redeem any shares of Preferred Stock unless the current market value of the Corporation's Common Stock, as defined, immediately prior to the redemption date is not less than $18.00 per share.

         VOTING RIGHTS
         The holder of each share of Preferred Stock is not entitled to vote, except as required by law.

Note   10 - Subsequent Events

         The Company received $300,000 of additional financing under the agreement with a management company in January, 2000.

                                FINDEX.COM, INC.
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

Note   10 - Subsequent Events (continued)

         On April 20, 2000, the Company entered into a Corporate Development Consulting Agreement with Ardt Investment Management, Inc. ("AIM") to provide support for the Company's further development and growth. The Agreement provides for a retainer fee of 50,000 shares of Common Stock and a monthly payment of $2,000 for a period of twelve months commencing one month from the date of execution of the agreement. The Agreement further provides that delinquent monthly installments may be paid in cash or by transferring an appropriate number of free-trading common stock shares valued at a 50% discount to the market Bid price to AIM per month, upon the due date, in lieu of cash, at AIM's option. The 50,000 shares are due and paid in two installments of 25,000 shares, commencing with the execution of the Agreement and the second payment of 25,000 due upon completion of term negotiation and documentation. The Agreement further provides for 100,000 warrants on the Common Stock shares which were due and vested immediately upon execution of the agreement. The exercise price is fixed at $3.00 per share with each warrant being convertible upon exercise into one share of common stock for a period of one year from the effective date of the agreement. AIM may, at the time for each payment and at its sole option, elect to receive all or a portion of said fees in the form of securities, equity, or financing instruments issued by FindEx to AIM on terms agreed to in writing. In addition, FindEx agrees to pay AIM various finder fees and/or placement agent commissions ranging from 2% - 10% according to industry standards.

         On April 27, 2000, FindEx signed a Term Sheet with AIM Securities, Inc. to provide Bridge Financing in the amount of $1M - $5,000,000 through the issuance of Convertible Debentures with interest accruing on the unpaid principal at a rate of up to 12%. The Debentures will be structured as senior subordinated convertible redeemable debentures due three to five years from date of issuance. The Holder(s) of the Debentures will have a right to convert the Debentures, any time after funding, into the then restricted outstanding Common Stock of FindEx at a conversion price equal to the greater of $4 or 80% of the lowest closing bid price of the Common Stock as reported on the OTC Bulletin Board of the three business days immediately preceding the receipt by FindEx of the conversion notice. The holder may not convert notes at a price of less than $4 per share, or purchase common for less than $2 per share in the first tranche. FindEx may redeem the Debenture at any time after 90 days from the issuance by paying to the holder(s) 125% of the principal amount of the Debenture, although the holder(s) will have five days from the date of notice, to convert the Debenture at their election.

         The Company received $300,000 from a stock subscription agreement dated April 28, 2000.The agreement is for 150,000 restricted shares of FindEx.com, Inc. Common Stock at a price of $2.00 per share. These shares do carry piggyback registration rights

         On March 4, 2000, the Company ("FindEx") entered into a Service Agreement ("Agreement") with TM Capital Partners LLC ("TM Capital") to effect transactions intended to merge or otherwise combine FindEx with a United States reporting company and for related matters. The Agreement calls for FindEx to pay TM Capital $150,000 for its services.

         As a result of the Service Agreement, on March 7, 2000, FindEx entered into a Share Exchange Agreement with the shareholders ("Shareholders") of all of the issued and outstanding stock of Reagan Holdings, Inc., a Delaware corporation ("Reagan") whereby the Company agreed to purchase the Reagan Shares from the Shareholders in exchange for 150,000 shares of FindEx common stock. As a result of this exchange, Reagan became a wholly-owned subsidiary of FindEx.